SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   F O R M 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):      September 15, 1999
                                            --------------------------------


                               CIT RV Trust 1999-A
    ------------------------------------------------------------------------
              Exact name of registrant as specified in its charter)


                                    Delaware
    ------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)


                 000-26163                              36-4294964
    -------------------------------------------------------------------------

              (Commission File Number) (IRS Employer Identification No.)

                     c/o The CIT Group/Sales Financing, Inc.
                   650 CIT Drive, Livingston, New Jersey 07039
    ------------------------------------------------------------------------
              (Address of principal executive offices and zip code)


Registrant's telephone number, including area code:          (973) 740-5000
                                              ------------------------------

                                       N/A
    ------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5. Other Events.
        ------------

               On September 15, 1999, The Bank of New York, as Owner Trustee, and FMB Bank, as Indenture Trustee, made the monthly distribution to the holders of CIT RV Trust 1999-A, Class A-1 5.33% Asset Backed Notes, Class A-2 5.78% Asset Backed Notes, Class A-3 5.96% Asset Backed Notes, Class A-4 6.16% Asset Backed Notes, Class A-5 6.24% Asset Backed Notes, Class B 6.44% Asset-Backed Notes and 7.21% Asset Backed Certificates.


Item 7. Financial Statements and Exhibits.
        ---------------------------------

               (c)    Exhibits.

                      The following are filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.

        Exhibit No.          Description                                Page
        ----------           -----------                                ----

        20.1                 Monthly Report delivered by                4
                             the Trustees to Securityholders
                             in connection with distributions
                             on September 15, 1999


SIGNATURES
- ----------
               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                THE CIT GROUP/SALES FINANCING,
                                INC., as Servicer



                                By: /s/ Frank Garcia
                                   ---------------------
                                Name:   Frank Garcia
                                Title:  Vice President

Dated: September 29, 1999

                                INDEX TO EXHIBITS

Exhibit No.                  Description
- ----------                   -----------

20.1                         Monthly  Report with respect to the
                             September 15, 1999 distribution.

                       THE CIT GROUP/SALES FINANCING, INC.

                        CERTIFICATE OF SERVICING OFFICER



        The undersigned certifies that he is a Vice President of The CIT Group/Sales Financing, Inc., a corporation organized under the laws of Delaware ("CITSF"), and that as such he is duly authorized to execute and deliver this certificate on behalf of CITSF pursuant to Section 4.09 of the Sale and Servicing Agreement, dated as of June 1, 1998 (the "Agreement"), among CITSF, The CIT Group Securitization Corporation II and CIT RV Trust 1999-A, (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

        1. The Monthly Report for the period from August 1, 1999 to August 31, 1999 attached to this certificate is complete and accurate in accordance with the requirements of Sections 4.09 and 5.08 of the Agreement; and

        2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.


        IN WITNESS WHEREOF, the undersigned has affixed hereunto his signature this 10th day of September 1999.


                                    THE CIT GROUP/SALES FINANCING, INC.

                                    By: /s/  Frank Garcia
                                            --------------------------------
                                    Name:    Frank Garcia
                                    Title:   Vice President